UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report — April 29, 2004

Commission File Number 1-6780

RAYONIER INC.

Incorporated in the State of North Carolina

I.R.S. Employer Identification Number l3-2607329

50 North Laura Street, Jacksonville, Florida 32202

(Principal Executive Office)

Telephone Number: (904) 357-9100

RAYONIER INC.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

99	Rayonier Reports Strong First Quarter 2004 Results, dated April 28, 2004

ITEM 12.	DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”.

On April 28, 2004, a press release was issued announcing first quarter 2004 consolidated earnings for Rayonier. A copy of Rayonier’s press release is attached hereto as Exhibit 99.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ Hans E. Vanden Noort

Hans E. Vanden Noort Vice President and Corporate Controller

April 29, 2004

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
99	Rayonier Reports Strong First Quarter 2004 Results, dated April 28, 2004	Furnished herewith

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